UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

FILED BY THE REGISTRANT ☐

FILED BY A PARTY OTHER THAN THE REGISTRANT ☒

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to § 240.14a-12

MRV COMMUNICATIONS, INC.

(Name of Registrant as Specified In Its Charter)

Value Investors for Change
Spencer Capital Opportunity Fund, LP
Spencer Capital Opportunity Fund II, LP
Spencer Capital Offshore Opportunity Fund, Ltd.
Spencer Capital Management, LLC
Spencer Capital Partners, LLC
Kenneth H. Shubin Stein, MD, CFA
Value Fund Advisors, LLC
Boston Avenue Capital, LLC
Yorktown Avenue Capital, LLC
Charles M. Gillman

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Value Investors for Change (as defined below), together with the other participants named herein, are filing the materials contained in this Schedule 14A in connection with a planned possible preliminary filing with the Securities and Exchange Commission ("SEC") of a proxy statement and an accompanying proxy card to be used to solicit votes for the election of their nominees to the board of directors at the 2009 annual meeting of stockholders of MRV Communications, Inc. ("MRVC" or the "Company") which has not yet been scheduled.

Item 1:   On July 20, 2009, Spencer Capital Opportunity Fund, LP filed with the Court of Chancery of the State of Delaware a complaint pursuant to 8 Del. C. § 211 (the "Complaint") requesting that the Court compel the Company to hold an annual meeting of stockholders for the purpose of electing directors.  The Company has not held an annual meeting of stockholders for more than two years, despite the requirement under Delaware law to hold a meeting no later than 13 months following the last such meeting.

 The Complaint is set forth below.

IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

SPENCER CAPITAL OPPORTUNITY FUND, LP, Plaintiff, v. MRV COMMUNICATIONS, INC., Defendant.	) ) ) ) ) ) ) ) ) ) ) ) )	C.A. No. ______________

VERIFIED COMPLAINT FOR RELIEF PURSUANT TO 8 DEL. C. §211
Plaintiff Spencer Capital Opportunity Fund, LP (“Plaintiff”), by and through its undersigned counsel, for its Verified Complaint against MRV Communications, Inc. (“MRVC” or the “Company”), alleges as follows:

NATURE OF THE ACTION

(1) Plaintiff brings this action pursuant to 8 Del. C. §211 to enforce its statutory right, as a stockholder of the Company, to compel the Company to hold an annual meeting of stockholders for the purpose of electing directors, which has not occurred for more than two years.
PARTIES
(2) At all times relevant to this action, Plaintiff has been and continues to be a stockholder of the Company.  Plaintiff is a record owner of 1,000 shares of the Company’s common stock.
(3) The Company is a corporation organized under the laws of the State of Delaware, with its principal place of business at 20415 Nordhoff Street, Chatsworth, California 91311.  The Company can be served in Delaware through its registered agent, Corporation Service Company, 2711 Centerville Road, Suite 4000, Wilmington, New Castle County, Delaware 19808.
FACTUAL BACKGROUND
(4) Notwithstanding the Company's statutory obligation to conduct an annual meeting for the election of directors no later than 13 months following the last such meeting, the Company has not conducted an annual meeting for the election of directors for more than two years.
(5) Specifically, the Company's last annual meeting was held on May 29, 2007.
(6) According to the Company’s public filings, the Company has seven directors currently serving on its Board and all of their terms have expired.
CLAIM FOR RELIEF
SETTING DATE FOR ANNUAL MEETING OF
STOCKHOLDERS PURSUANT TO 8 DEL. C. §211(c)

(7) Plaintiff repeats and realleges the allegations of the foregoing paragraphs as if fully set forth herein.

(8) The Company has not held an annual meeting of stockholders for the election of directors since May 29, 2007, more than thirteen months before the filing of this Complaint.
(9) No action has been taken by written consent in lieu of an annual meeting within the last thirteen months to elect directors in accordance with 8 Del. C. §211(b).
(10) Pursuant to 8 Del. C. §211(c), Plaintiff is entitled to an order of this Court summarily directing the Company to promptly hold the annual meeting for the election of directors and stating that the shares of stock represented at such meeting, whether in person or by proxy, and entitled to vote thereat, shall constitute a quorum for the purpose of the meeting.
(11) Plaintiff has no adequate remedy at law.
WHEREFORE, Plaintiff respectfully requests that this Court:
(a)           Enter an Order summarily ordering the Company to promptly hold the annual meeting for the election of directors and stating that the shares of stock represented at such meeting, whether in person or by proxy, and entitled to vote thereat, shall constitute a quorum for the purpose of the meeting;

(b)           Enter an Order designating a time and place for the annual meeting, setting a prompt record date for the determination of the stockholders entitled to vote at the annual meeting, and approving the form of notice for the annual meeting;

(c)           Award Plaintiff its fees and costs in pursuing this action, including its reasonable attorneys' fees; and

(d)           Grant Plaintiff other such relief as this Court may deem just and proper.

/s/ J. Travis Laster
J. Travis Laster (#3514) Matthew F. Davis (#4696) Abrams & Laster LLP 20 Montchanin Road, Suite 200 Wilmington, Delaware 19807 (302) 778-1000 Attorneys for Plaintiff

Dated:  July 20, 2009

The participants named herein presently intend to file with the SEC a proxy statement and an accompanying proxy card to be used to solicit votes for the election of their nominees to the Company’s board of directors at the 2009 annual meeting of stockholders of MRVC, which has not yet been scheduled.

CERTAIN INFORMATION CONCERNING PARTICIPANTS

The participants in such potential proxy solicitation are anticipated to be Spencer Capital Opportunity Fund, LP ("Spencer Capital Opportunity Fund"), Spencer Capital Opportunity Fund II, LP, Spencer Capital Offshore Opportunity Fund, Ltd., Spencer Capital Management, LLC, Spencer Capital Partners, LLC, Kenneth H. Shubin Stein, MD, CFA, Value Fund Advisors, Boston Avenue Capital, LLC, Yorktown Avenue Capital, LLC and Charles M. Gillman (each, a  "Participant" and collectively, "Value Investors for Change").

WE ADVISE YOU TO READ OUR PROXY STATEMENT WHEN IT IS AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. THE PROXY STATEMENT WILL BE AVAILABLE AT NO CHARGE ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. A COPY OF OUR PROXY STATEMENT WILL ALSO BE SENT DIRECTLY TO YOU. IN ADDITION, WE WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO OUR PROXY SOLICITOR, OKAPI PARTNERS LLC, AT ITS TOLL-FREE NUMBER:  (877) 274-8654.

As of the date of this filing, Spencer Capital Opportunity Fund owns 1,000 shares of common stock of the Company.  Spencer Capital Partners, LLC, as the general partner of Spencer Capital Opportunity Fund, may be deemed to be the beneficial owner of the 1,000 shares of common stock of the Company owned by Spencer Capital Opportunity Fund.  Spencer Capital Management, LLC ("Spencer Capital Management"), an investment management firm for Spencer Capital Opportunity Fund, may be deemed to be the beneficial owner of the 1,000 shares of common stock of the Company owned by Spencer Capital Opportunity Fund.  Dr. Shubin Stein, as managing member of Spencer Capital Partners, LLC, and as portfolio manager of Spencer Capital Management, has the right to vote the shares held by Spencer Capital and may be deemed to be the beneficial owner of the 1,000 shares of common stock of the Company owned by Spencer Capital Opportunity Fund.

Boston Avenue Capital, LLC ("Boston Avenue Capital") owns 1,653,957 shares of common stock of the Company.

As of the date of this filing, none of Value Investors for Change, Spencer Capital Opportunity Fund II, LP, Spencer Capital Offshore Opportunity Fund, Ltd., Spencer Capital Management, Spencer Capital Partners, LLC, Kenneth H. Shubin Stein, MD, CFA, Value Fund Advisors LLC, Yorktown Avenue Capital, LLC and Charles M. Gillman directly own any shares of common stock of the Company.

If you have any questions, please call our proxy solicitor,
Okapi Partners LLC, at the phone numbers listed below.

Okapi Partners LLC
780 Third Avenue, 30th Floor
New York, New York 10017
Stockholders Call Toll-Free at: (877) 274-8654
Banks and Brokers Call Collect at: (212) 297-0720
E-mail:  info@okapipartners.com